Exhibit 10.1

Reference: Renewal of Employment Agreement dated March 7, 2020 (the “Employment Agreement”)

By signing below both parties agree to renew the term of the Employment Agreement until March 7, 2022. Except as expressly set forth herein, all terms of the Employment Agreement remain in full force and effect, and constitute the legal, valid, binding and enforceable obligations of the parties thereto.

Executive:

By:	/s/ Shanchun Huang
Shanchun Huang

Future FinTech Group Inc.

By:	/s/ Yongke Xue
Name:	Yongke Xue
Title:	Chairman of the Board